UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 10, 2020

CORPORATE OFFICE PROPERTIES TRUST

CORPORATE OFFICE PROPERTIES, L.P.

(Exact name of registrant as specified in its charter)

Corporate Office Properties Trust	Maryland	1-14023	23-2947217
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)

Corporate Office Properties, L.P.	Delaware	333-189188	23-2930022
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)

6711 Columbia Gateway Drive, Suite 300

Columbia, Maryland 21046

(Address of principal executive offices)

(443) 285-5400

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of beneficial interest, $0.01 par value	OFC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company (Corporate Office Properties Trust) ☐

Emerging Growth Company (Corporate Office Properties, L.P.) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Corporate Office Properties Trust ☐

Corporate Office Properties, L.P. ☐

EXPLANATORY NOTE

The sole purpose of this Amendment No. 1 to the Form 8-K filed with the Securities and Exchange Commission on September 10, 2020 by Corporate Office Properties Trust and Corporate Office Properties, L.P. (the “Form 8-K”), is to correct one element of the XBRL tags for Corporate Office Properties, L.P., which inadvertently reflected an incorrect Entity Central Index Key (CIK).

No other changes have been made to this Form 8-K. This Amendment No. 1 to the Form 8-K continues to speak as of the original filing date of the Form 8-K, does not reflect events that may have occurred subsequent to the original filing date, and does not modify or update in any way disclosures made in the original Form 8-K.

Item 7.01.	Regulation FD Disclosure

On September 10, 2020, Corporate Office Properties Trust (the “Company”) issued a press release announcing that its operating partnership, Corporate Office Properties, L.P. (the “Operating Partnership”), has commenced a cash tender offer (the “Tender Offer”) for any and all of the Operating Partnership’s outstanding 3.700% Senior Notes due 2021, fully and unconditionally guaranteed by the Company (the “Notes”). The complete terms and conditions of the Tender Offer are set forth in an offer to purchase and notice of guaranteed delivery (collectively the “Tender Offer Documents”) that will be sent to registered holders of the Notes and be posted online at www.dfking.com/ofc. The Tender Offer will expire at 5:00 p.m., New York City time, on September 16, 2020, unless extended or earlier terminated (the “Expiration Time”).

The consideration for each $1,000 principal amount of Notes validly tendered and not validly withdrawn and accepted for purchase pursuant to the Tender Offer will be determined in the manner described in the Tender Offer Documents by reference to the fixed spread plus the yield based on the bid-side price of the U.S. Treasury Reference Security at 2:00 p.m., New York City time, on September 16, 2020, unless extended.

Holders will also receive accrued and unpaid interest on the Notes validly tendered and accepted for purchase from the last interest payment date up to, but not including, the date the Company initially makes payment for such Notes, which date is anticipated to be September 17, 2020 (the “Settlement Date”). Notes tendered by notice of guaranteed delivery and accepted for purchase will be purchased on the third business day after the Expiration Time, and payment of accrued interest on such Notes will only be made to, but not including, the Settlement Date.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and the information contained once accessible through the website indicated above, is being “furnished” and shall not be deemed “filed” for the purposes of or otherwise subject to liabilities under Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits

Exhibit Number	Exhibit Title
99.1	Press Release, dated September 10, 2020, issued by Corporate Office Properties Trust.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	CORPORATE OFFICE PROPERTIES TRUST		CORPORATE OFFICE PROPERTIES, L.P.
By: Corporate Office Properties Trust,
its General Partner

	/s/ Anthony Mifsud		/s/ Anthony Mifsud
	Anthony Mifsud		Anthony Mifsud
	Executive Vice President and Chief Financial Officer		Executive Vice President and Chief Financial Officer

Dated:	September 11, 2020	Dated:	September 11, 2020